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                                                            Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated 29 March 1996 on the consolidated financial statements of STV Pty Limited included in or made part of UIH Australia/Pacific, Inc.'s Form S-4 registration statement.

                                                ARTHUR ANDERSEN


Sydney, Australia,
November 6, 1997